FIRST AMENDMENT TO

LINE OF CREDIT AGREEMENT AND PROMISSORY NOTE

THIS FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT AND PROMISSORY NOTE (this “Amendment”) is entered into as of August 29, 2019, by and between Mount Tam Biotechnologies, Inc., a Nevada corporation (“Maker”), and Fromar Investments, LP, a Delaware limited partnership (“Holder”).

RECITALS

A.Maker and Holder entered into that certain Line of Credit Agreement on May 10, 2019 (the “Loan Agreement”).

B.In connection with the Loan Agreement, Maker and Holder entered into that certain Promissory Note effective as of May 1, 2019 (the “Note”).

C.Maker and Holder have agreed to amend the Loan Agreement pursuant to Sections 5 and 8.5 thereof, pursuant to the terms set forth herein.

D.Maker and Holder have agreed to amend the Note pursuant to the terms thereof, pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.The Loan Agreement is hereby amended by extending the Maturity Date thereof this one and final time only to October 31, 2019.

2.The Note is hereby amended by extending the Maturity Date thereof this one and final time only to October 31, 2019.

3.This Amendment supersedes any and all other provisions of the Loan Agreement and Note which are in conflict with this instrument.

4.This Amendment constitutes the full and complete agreement between the parties hereto.  All other provisions of the Loan Agreement and Note not modified herein shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Line of Credit Agreement and Promissory Note effective as of the date set forth above.

MAKER: Mount Tam Biotechnologies, Inc. By: /s/ Richard Marshak Name:Richard Marshak Title:Chief Executive Officer
HOLDER: Fromar Investments, LP By: /s/ Doug Froese Name:Doug Froese Title: Partner

Signature Page to First Amendment to Line of Credit Agreement and Promissory Note

4838-6313-7442